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Stock Option Exchange Program

Amended Stock Option Exchange Program

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Amended Stock Option Exchange Program

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Credential Complete: No
Credential Status: Not Started
Must be Completed Before: Apr 30, 2013 11:59 PM

Overview | Credential Content

Credential Title: Amended Stock Option Exchange Program

Description:
All documentation regarding the Amended and Restated Offer to Exchange Certain Outstanding h.h. gregg Stock Options for New Options. It includes the "Electronic Form of Eligible Options Information Sheet" that must be completed to accept or reject the Offer.

Instructions:
Review ALL documentation in the order provided and complete the "Electronic Form of Eligible Option Information Sheet" located at the end of the list of documentation. Submit your responses on the Electronic Form by clicking on FINISH (the "Stop Button" icon). You may re-open this Electronic Form and change your election to accept or reject the Offer any time before 11:59 p.m., Eastern Daylight Savings Time, on April 30, 2013. After this deadline, your election to either accept or reject the Offer to Exchange Certain Outstanding Options for New Options will be certified as complete.

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Amended Stock Option Exchange Program
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Credential Complete: No
Credential Status: Not Started
Must be Completed Before: Apr 30, 2013 11:59 PM
Overview
Credential Content
Title
Content
Complete
Amended Stock Option Exchange Program
Complete 2 of 2 items
No
Review ALL Documents Listed Below in Order
Complete 8 of 8 items
No
Amended and Restated Offer to Exchange Certain Outstanding Options for New Options-Draft
Reference
No
Summary of Offer to Exchange Certain Outstanding Options for New Options
Reference
No
Frequently Asked Questions Sheet
Reference
No
Prospectus
Reference
No
Instructions Forming Part of the Terms and Conditions of the Offer
Reference
No
Election Form
Reference
No
Form of Eligible Option Information Sheet
Reference
No
Agreement to Terms of Election
Reference
No
You must complete all of the required credential items above before the action taken on the final item will count toward credential completion.
Amended Electronic Form of Eligible Option Information Sheet
Complete 1 of 1 items
No
Electronic Form of Eligible Option Information Sheet
Stand-alone Assessment
No
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Amended and Restated Offer to Exchange Certain Outstanding Options for New Options

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Reference Complete: No

Detailed document regarding your opportunity to exchange certain outstanding options granted under the hhgregg, Inc. 2007 Equity Incentive Plan, whether vested or unvested, for new options.

Credentials that contain this reference:

Amended Stock Option Exchange Program

Amended and Restated Offer to Exchange Certain Outstanding Options for New Options-Draft

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Summary of Offer to Exchange Certain Outstanding Options for New Options

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Reference Complete: No

This document contains a summary of some aspects of the "Amended and Restated Offer to Exchange Certain Outstanding Options for New Options" that should help familiarize you with the principal terms.

Credentials that contain this reference:

Amended Stock Option Exchange Program

Summary of Offer to Exchange Certain Outstanding Options for New Options

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Frequently Asked Questions Sheet

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Reference Complete: No

by: Bingham McCutchen LLP

GS ©2013

This document contains answers to some of the questions that you may have about this Offer.

Credentials that contain this reference:

Amended Stock Option Exchange Program

Stock Option Exchange Program

Frequently Asked Questions Sheet

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Reference Complete: No

by: Bingham McCutchen LLP

GS ©2013

This document is the "Prospectus" Registration Statement under the Securities Act of 1933 for the "h.h. gregg, Inc. 2007 Equity Incentive Plan."

Credentials that contain this reference:

Amended Stock Option Exchange Program

Stock Option Exchange Program

Prospectus

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Instructions Forming Part of the Terms and Conditions of the Offer - Amended

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Reference Complete: No

This document highlights the steps required for participation in the "Amended and Restated Offer to Exchange Certain Outstanding Options for New Options" program.

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Amended Stock Option Exchange Program

Instructions Forming Part of the Terms and Conditions of the Offer

Election Form - Amended - Windows Internet Explorer

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Reference Complete: No

by: GS

This document is the Election Form for the Offer to Exchange Certain Outstanding Options for New Options.

By electing to exchange your eligible options, you understand and agree to all statements within this "Election Form."

Credentials that contain this reference:

Amended Stock Option Exchange Program

Election Form

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Reference Complete: No

This document is a paper copy of the "Form of Eligible Option Information Sheet" that must be signed and submitted by hand, facsimile or electronic mail along with the "Election Form," ONLY if you are unable to Electronically acknowledge statements in Knowledge Hub.

Credentials that contain this reference:

Amended Stock Option Exchange Program

Form of Eligible Option Information Sheet

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Reference Complete: No

This document lists the terms that you AGREE to by participating in the "Amended and Restated Offer to Exchange ALL Eligible Options for New Options" program and electing to exchange your eligible options.

Credentials that contain this reference:

Amended Stock Option Exchange Program

Agreement to Terms of Election

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Electronic Form of Eligible Option Information Sheet

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Assessment Passed: No
Required Score: 28%

Overview | Assessment Content

Title: Electronic Form of Eligible Option Information Sheet - Amended
Estimated Time of Completion: 5 minutes
Language: English

Description:
This is the "Electronic Form of Eligible Option Information Sheet." You will be presented with seven statements. For each applicable statement, please check the box next to your desired election in order to electronically sign and certify your decision to accept or reject the "Offer to Exchange CERTAIN Eligible Options for New Options" from each year awarded. If a statement does NOT apply (i.e., you were NOT awarded any options in said year), then DO NOT check or select any of the four options listed and skip to the next statement. After all applicable selections have been made, click the "Stop" button icon to submit the form.

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Amended Stock Option Exchange Program

Electronic Form of Eligible Option Information Sheet

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Required Score: 28%

Overview | Assessment Content

Electronic Form of Eligible Option Information Sheet - Amended

Required Score	# of Questions	Time Allowed	Attempts Remaining
28	8	Unlimited	Unlimited

Latest Score: Not Assessed | RESUME ASSESSMENT

INSTRUCTIONS. Please read thoroughly before launching the Form.

This is the "Electronic Form of Eligible Option Information Sheet." You will be presented with seven statements. For each applicable statement, please check the box next to your desired election in order to electronically sign and certify your decision to accept or reject the "Offer to Exchange CERTAIN Eligible Options for New Options" from each year awarded.

If a statement does NOT apply (i.e., you were NOT awarded any options in said year), then DO NOT check or select any of the four options listed and skip to the next statement. After all applicable selections have been made, click the "Stop" button icon to submit the form.

- You may review your responses at any time by clicking the **Question List**
- You may finish the Form at any time by clicking **Finish** (the "Stop Button" icon).
- Any statement submitted without a selection will be considered as NOT applicable to you and/or will be considered a rejection to the "Amended and Restated Offer to Exchange Certain Outstanding Options for New Options" program for the stated year.
- A non-passing score indicates your election to NOT participate in the Program.
- You may change your responses at any time, until 11:59 p.m., Eastern Daylight Savings Time, on April 30, 2013, by re-launching the Form.

Electronic Form of Eligible Option Information Sheet-V2 Assessment - Windows Internet Explorer

Welcome

You're about to enter an untimed assessment. If you want to take a break before finishing, you can suspend the assessment, and continue at a later time.

When you click on Finish, any questions that are unanswered will be scored as incorrect.

Electronic Form of Eligible Option Information Sheet-V2 Assessment - Windows Internet Explorer

I have read all of the above documentation included in this offer and want to proceed with my election.

- ○ YES
- ○ NO

Amended Electronic Form of Eligible Option Information Sheet-TestV3 Assessment - Windows Internet Explorer

Please make your election for any outstanding options from 2007 (Only options awarded after July 18, 2007, are eligible) by checking the appropriate box below (select ONLY one box):

- ○ I wish to exchange ALL outstanding options from 2007
- ○ I wish to exchange ONLY outstanding options from my first grant in 2007
- ○ I wish to exchange ONLY outstanding options from my second grant in 2007, if applicable
- ○ I DO NOT WISH to exchange any outstanding options from 2007

Amended Electronic Form of Eligible Option Information Sheet-TestV3 Assessment - Windows Internet Explorer

?≡

Please make your election for any outstanding options from 2008 by checking the appropriate box below (select ONLY one box):

- ○ I wish to exchange ALL outstanding options from 2008
- ○ I wish to exchange ONLY outstanding options from my first grant in 2008
- ○ I wish to exchange ONLY outstanding options from my second grant in 2008, if applicable
- ○ I DO NOT WISH to exchange any outstanding options from 2008

Amended Electronic Form of Eligible Option Information Sheet-TestV3 Assessment - Windows Internet Explorer

Please make your election for any outstanding options from 2009 by checking the appropriate box below (select ONLY one box):

- ○ I wish to exchange ALL outstanding options from 2009
- ○ I wish to exchange ONLY outstanding options from my first grant in 2009
- ○ I wish to exchange ONLY outstanding options from my second grant in 2009, if applicable
- ○ I DO NOT WISH to exchange any outstanding options from 2009

Amended Electronic Form of Eligible Option Information Sheet-TestV3 Assessment - Windows Internet Explorer

Question 5 of 7

Please make your election for any outstanding options from 2010 by checking the appropriate box below (select ONLY one box):

- ○ I wish to exchange ALL outstanding options from 2010
- ○ I wish to exchange ONLY outstanding options from my first grant in 2010
- ○ I wish to exchange ONLY outstanding options from my second grant in 2010, if applicable
- ○ I DO NOT WISH to exchange any outstanding options from 2010

Amended Electronic Form of Eligible Option Information Sheet-TestV3 Assessment - Windows Internet Explorer

Please make your election for any outstanding options from 2011 by checking the appropriate box below (select ONLY one box):

- ○ I wish to exchange ALL outstanding options from 2011
- ○ I wish to exchange ONLY outstanding options from my first grant in 2011
- ○ I wish to exchange ONLY outstanding options from my second grant in 2011, if applicable
- ○ I DO NOT WISH to exchange any outstanding options from 2011

Please make your election for any outstanding options from 2012 by checking the appropriate box below (select ONLY one box):

- ○ I wish to exchange ALL outstanding options from 2012
- ○ I wish to exchange ONLY outstanding options from my first grant in 2012
- ○ I wish to exchange ONLY outstanding options from my second grant in 2012, if applicable
- ○ I DO NOT WISH to exchange any outstanding options from 2012

Electronic Form of Eligible Option Information Sheet - Amended Assessment - Windows Internet Explorer

Question 8 of 8

Please make your election for any outstanding options from 2013 by checking the appropriate box below (select ONLY one box):

- ○ I wish to exchange ALL outstanding options from 2013
- ○ I wish to exchange ONLY outstanding options from my first grant in 2013
- ○ I wish to exchange ONLY outstanding options from my second grant in 2013, if applicable
- ○ I DO NOT WISH to exchange any outstanding options from 2013


Electronic Form of Eligible Option Information Sheet - Amended Assessment - Windows Internet Explorer
Question 8 of 8
Please make your election for any outstanding options from 2013 by checking the appropriate box below (select ONLY one box):
I wish to exchange ALL outstanding options from 2013
I wish to exchange ONLY outstanding options from my first grant in 2013
I wish to exchange ONLY
13, if applicable
I DO NOT WISH to excha
Finish Assessment
You have 7 unanswered questions.
Clicking on OK will calculate and submit your results. Are you sure you want to finish?

Electronic Form of Eligible Option Information Sheet - Amended2 Assessment - Windows Internet Explorer

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Assessment Results

CLOSE WINDOW

Confirmation Electronic Mail/Letter to Employees Who Elect to Participate in the Exchange Program

Dear Offer Recipient,

hhgregg has received your "Electronic Form of Eligible Option Information Sheet" by which you elected to have some, or all of your eligible outstanding options cancelled in exchange for New Options, subject to the terms and conditions of the Offer:

If you change your mind, you may change your election as to all, or any of your Eligible Options by submitting a new Eligible Option Information Sheet and Election Form through the Offer Website on Knowledge Hub located on Intranet 2.0, accessible at http://intranet.hhgregg.com/hhgregg.intranet/login.aspx, and checking the box next to your desired elections for each applicable year. If you are not able to submit your "Electronic Form of Eligible Option Information Sheet" electronically via the Offer Website as a result of technical failures, such as the website being unavailable or the website not accepting your election, or if you do not otherwise have access to Offer Website for any reason (including lack of internet services), a properly signed and completed "Eligible Option Information Sheet" and "Election Form" must be received by **fascimile, by hand delivery or by electronic mail** before 11:59 p.m., Eastern Daylight Savings Time, on April 30, 2013 to:

Charles Young
hhgregg, Inc.
4151 East 96th Street
Indianapolis, Indiana 46240
Fax: (317)816-6609
Electronic Mail: Charlie.Young@hhgregg.com

The submission of the required documents must be made by the Expiration Date indicated above. We cannot accept late submissions, and we therefore urge you to respond early to avoid any last minute problems. If you are unable to, or choose not to submit electronically, only documents that are complete, signed and actually received by Charles Young, our Chief Human Resources Officer, by the Expiration Date will be accepted. Documents submitted by any other means, including U.S. mail (or other post) and Federal Express (or similar delivery service)are not permitted. If you have any questions, please direct them to Charles Young, our Chief Human Resources Officer, at:

Electronic Form of Eligible Option Information Sheet - Amended2 Assessment - Windows Internet Explorer

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Assessment Results

CLOSE WINDOW

Form of Rejection Letter

Dear Offer Recipient,

hhgregg has received your "Electronic Form of Eligible Option Information Sheet" by which you rejected hhgregg's Offer to exchange your eligible outstanding options for New Options:

If you change your mind, you may change your election as to all, or any of your Eligible Options by submitting a new Eligible Option Information Sheet and Election Form through the Offer Website on Knowledge Hub located on Intranet 2.0, accessible at http://intranet.hhgregg.com/hhgregg.intranet/login.aspx, and checking the box next to your desired elections for each applicable year. If you are not able to submit your "Electronic Form of Eligible Option Information Sheet" electronically via the Offer Website as a result of technical failures, such as the website being unavailable or the website not accepting your election, or if you do not otherwise have access to the Offer Website for any reason (including lack of internet services), a properly signed and completed "Eligible Option Information Sheet" and "Election Form" must be received by **fascimile, by hand delivery or by electronic mail** before 11:59 p.m., Eastern Daylight Savings Time, on April 30, 2013 to:

Charles Young
Chief Human Resources Officer
hhgregg, Inc.
4151 East 96th Street
Indianapolis, Indiana 46240
Fax: (317)816-6609
Electronic Mail: Charlie.Young@hhgregg.com

The submission of the required documents must be made by the Expiration Date indicated above. We cannot accept late submissions, and we therefore urge you to respond early to avoid any last minute problems. If you are unable to, or choose not to submit electronically, only documents that are complete, signed and actually received by Charles Young, our Chief Human Resources Officer by the Expiration Date will be accepted. Documents submitted by any other means, including U.S. mail (or other post) and Federal Express (or similar delivery service) are not permitted and will not be accepted. If you have questions, please direct them to

https://manage.elementk.com/adminmsgcenter/adminMessage.jsp?eventId=81&adminPreview...

Subject
#$CredentialName#$ is about to expire

Message

Form of Reminder Electronic Mail - Dates may change if Expiration Date of Offer is extended

Dear #$RecipientFirstName#$ #$RecipientLastName#$,

The following Offer will be expiring soon:

#$CredentialName#$
End Date: #$CredentialExpirationDate#$

You must complete all required activities on or before the expiration date in order for your election to be considered complete.

The hhgregg, Inc. Amended and Restated Offer to Exchange Certain Outstanding Options for New Options (referred to as the "Offer" or "Offer to Exchange") is still currently open. Please note that the offer to Exchange your Eligible Options will expire at 11:59 p.m., Eastern Daylight Savings Time, on April 30, 2013 unless we exted the Offer.

Participation in the Offer is voluntary; however, if you would like to participate in the Offer, you must complete the "Electronic Eligible Option Information Sheet" or, the Eligible Option Information Sheet and Election Form before the expiration of the Offer. Eligible Option Information Sheet and Election Forms and other documents relating to the Offer (including instructions) are available on the Offer Website on Knowledge Hub located on Intranet 2.0, accessible at http://intranet.hhgregg.com/hhgregg.intranet/login.aspx. If you are not able to submit you Eligible Option Information Sheet and Election Form electronically via the Offer Website as a result of technical failures, such as the website being unavailable or the website not accepting your election, or if you do not otherwise have access to the Offer Website for any reason (including lack of internet services), a properly